Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended June 30, 2016 of Cherry Hill Mortgage Investment Corporation (the “Company”).

I, Martin Levine, the Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer) of the Company, certify that:

1.  the Form 10-Q for the quarter ended June 30, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.  the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2016

By:	/s/ Martin Levine
Martin Levine
Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)